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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): JULY 12, 2004

                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-12202                   93-1120873
(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)



            13710 FNB PARKWAY                                    68154-5200
             OMAHA, NEBRASKA                                     (Zip Code)
(Address of principal executive offices)


                                 (402) 492-7300
              (Registrant's telephone number, including area code)
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ITEMS 5 AND 12. OTHER EVENTS AND REGULATION FD DISCLOSURE AND DISCLOSURE OF
                RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      Attached as Exhibit 99.1 is a copy of a press release, dated July 12, 2004, regarding Northern Border Partners, L.P.'s anticipated financial results for the second quarter of 2004.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits.

      99.1   Northern Border Partners, L.P. press release dated July 12, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Northern Border Partners, L.P.
                                      (A Delaware Limited Partnership)


Dated:   July 12, 2004                By: /s/ Jerry L. Peters
                                          ------------------------------------
                                          Jerry L. Peters
                                          Chief Financial & Accounting Officer
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                                  EXHIBIT INDEX




     Exhibit 99.1  --  Northern Border Partners, L.P. Press Release dated
                       July 12, 2004.